SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 20, 2002
                                                        -----------------

                      INTEGRATED INFORMATION SYSTEMS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                 29947                 86-0624332
          --------                 -----                 ----------
(State or Other Jurisdiction    (Commission    (IRS Employer Identification No.)
      of Incorporation)         File Number)

                 1480 South Hohokam Drive, Tempe, Arizona 85281
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               (Address of Principal Executive Offices) (Zip code)

       Registrant's telephone number, including area code (480) 317-8000
                                                          --------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

     The Board of Directors of the registrant has passed a resolution to solicit approval for a reverse stock split from stockholders at a special meeting of stockholders, and the registrant has filed a preliminary proxy statement with respect thereto.

     Attached hereto as Exhibits 99.1 and 99.2, respectively, are copies of Integrated Information Systems, Inc.'s press releases dated November 14, 2002, titled "IIS Announces Net Income of $0.9 Million for Third Quarter" and dated November 19, 2002, titled "IIS Announces Acquisition of Cunningham Consulting; Combined Company is the Leading Microsoft Gold Certified Partner in Southwest U.S."

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit
Number     Description
-------    -----------

99.1 Press release of Integrated Information Systems, Inc. dated November 14, 2002, titled "IIS Reports Announces Net Income of $0.9 Million for Third Quarter."

99.2 Press release of Integrated Information Systems, Inc. dated November 19, 2002, titled "IIS Announces Acquisition of Cunningham Consulting; Combined Company is the Leading Microsoft Gold Certified Partner in Southwest U.S."

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTEGRATED INFORMATION SYSTEMS, INC.


Date: November 20, 2002                 By: /s/ James G. Garvey, Jr.
                                           -------------------------------------
                                           James G. Garvey, Jr.
                                           (Chairman, Chief Executive Officer
                                           and President)


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